Exhibit 26 (nii)

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Roger W. Crandall, Director, President, and Chief Executive Officer of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Mark Roellig, Director, Executive Vice President, and General Counsel of C.M. Life and MML Bay State, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Director, President, and Chief Executive Officer (principal executive officer) to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life or MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-41667, 333-88493, 333-49457, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	002-78828, 033-19605, 033-82060 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any power of attorney previously given by the Undersigned relating to the C.M. Life or MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 13th day of April, 2010, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Roger W. Crandall
Roger W. Crandall, Director, President, and Chief Executive Officer (principal executive officer)

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Mark Roellig, Director, Executive Vice President, and General Counsel of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Patricia J. Walsh and John E. Deitelbaum, each a Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Director to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life or MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-41667, 333-88493, 333-49457, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	002-78828, 033-19605, 033-82060 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any power of attorney previously given by the Undersigned relating to the C.M. Life or MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 13th day of April, 2010, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Mark Roellig
Mark Roellig, Director, Executive Vice President, and General Counsel

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michael R. Fanning, Director of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (MML Bay State), appoints Mark Roellig, Director, Executive Vice President, and General Counsel of C.M. Life and MML Bay State, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Director to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life or MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-41667, 333-88493, 333-49457, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	002-78828, 033-19605, 033-82060 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the C.M. Life or MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 12th day of April, 2010, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Michael R. Fanning
Michael R. Fanning, Director

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michael T. Rollings, Director, Executive Vice President, and Chief Financial Officer of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Mark Roellig, Director, Executive Vice President, and General Counsel of C.M. Life and MML Bay State, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Director and Chief Financial Officer (principal financial officer) to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”) relating to the C.M. Life or MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-41667, 333-88493, 333-49457, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	002-78828, 033-19605, 033-82060 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any power of attorney previously given by the Undersigned relating to the C.M. Life or MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 13th day of April, 2010, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Michael T. Rollings
Michael T. Rollings, Director, Executive Vice President, and Chief Financial Officer

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Norman A. Smith, Vice President & Controller of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Mark Roellig, Director, Executive Vice President, and General Counsel of C.M. Life and MML Bay State, and all persons succeeding him in the capacity of General Counsel, and John E. Deitelbaum, Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in the capacity as Controller (principal accounting officer) to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life or MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-41667, 333-88493, 333-49457, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	002-78828, 033-19605, 033-82060 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any power of attorney previously given by the Undersigned relating to the C.M. Life or MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 13th day of April, 2010, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Norman Smith
Norman A. Smith, Vice President & Controller